SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                          -------------

                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


                          July 11, 1997
        Date of Report (Date of earliest event reported)



                          ConAgra, Inc.
     (Exact name of registrant as specified in its charter)


         Delaware               1-7275           47-0248710
     (State or other          (Commission       (IRS Employer
     jurisdiction of          File Number)    Identification No.)
     incorporation)


     One ConAgra Drive, Omaha, Nebraska           68102-5001
     (Address of principal executive offices)     (Zip Code)



       Registrant's telephone number, including area code
                         (402) 595-4000















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Item 5.   OTHER EVENTS.

     On July 11, 1997, ConAgra announced that its Board of Directors elected Bruce Rohde, 48, vice chairman of the board, chief executive officer and president, effective September 25, 1997, the date of ConAgra's annual meeting of stockholders. Mr. Rohde had been vice chairman and president since August 1996.

     He will succeed ConAgra's chairman and chief executive officer Philip B. Fletcher, 64, as chief executive officer. Mr. Fletcher will continue as chairman of ConAgra's board.

     The Board of Directors on July 11, 1997 approved a two-for-one split of the Company's common stock in the form of a stock dividend, effective October 1, 1997. Stockholders of record on September 5, 1997 will receive one additional share for each share they own on that date.

Item 7.        Exhibits.

                  None

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CONAGRA, INC.


                                   /s/ James P. O'Donnell
July 11, 1997                By:
                                 --------------------------
                                 James P. O'Donnell
                                 Senior Vice President
                                 and Chief Financial Officer
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